Exhibit 99.1
Merrill Lynch & Co., Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Financial Statements
The accompanying unaudited pro forma condensed consolidated financial statements have been prepared to reflect Merrill Lynch & Co., Inc.’s (“Merrill Lynch”) sale of two of its U.S. bank subsidiaries, Merrill Lynch Bank USA and its consolidated subsidiaries (“MLBUSA”) and Merrill Lynch Bank & Trust Co., FSB and its consolidated subsidiaries (“MLBT-FSB” and together with MLBUSA, the “ML U.S. Banks”), to Bank of America Corporation (“Bank of America”). The ML U.S. Banks were both wholly-owned subsidiaries of Merrill Lynch. Merrill Lynch is a wholly-owned subsidiary of Bank of America.
Both transactions were executed by the sale of shares of the respective entities by Merrill Lynch to Bank of America. The sale price of each entity was equal to its net book value as of the date of transfer. Consideration for the sale of MLBUSA was in the form of a floating rate demand note payable from Bank of America to Merrill Lynch, while MLBT-FSB was sold for cash. The demand note received by Merrill Lynch in connection with the MLBUSA sale had a stated interest rate that was a market rate at the time of sale. The sale of MLBUSA was completed on July 1, 2009. The sale of MLBT-FSB was completed on November 2, 2009.
The unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 26, 2008 and for the six months ended June 30, 2009 give effect to the sales as if they had occurred on December 29, 2007, the first day of Merrill Lynch’s 2008 fiscal year. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 gives effect to the sales as if they had occurred as of that date. The unaudited pro forma condensed consolidated financial statements are subject to the assumptions and adjustments set forth in the accompanying notes. Merrill Lynch management believes that the assumptions used and adjustments made are reasonable. The unaudited pro forma condensed consolidated financial statements are for illustrative and informational purposes only and are not intended to represent, or be indicative of, what Merrill Lynch’s results of operations or financial position would have been had the transactions occurred on the dates indicated. Further, the unaudited pro forma condensed consolidated financial statements should not be considered representative of Merrill Lynch’s future financial position or results of operations.
The unaudited pro forma condensed consolidated financial statements should be read in conjunction with:
•	the accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•	Merrill Lynch’s Annual Report on Form 10-K for the fiscal year ended December 26, 2008; and

•	Merrill Lynch’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
(dollars in millions)

	June 30, 2009
	Merrill Lynch	Sale of ML	Pro forma		Merrill Lynch
	Historical (a)	U.S. Banks (b)	Adjustments		Pro forma
ASSETS

Cash and cash equivalents	$60,500	$(41,377)	$4,152	(c)	$23,275

Cash and securities segregated for regulatory purposes or deposited with clearing organizations	27,026	—	—		27,026

Securities financing transactions
Receivables under resale agreements	71,350	(30)	—		71,320
Receivables under securities borrowed transactions	42,398	—	—		42,398

	113,748	(30)	—		113,718

Trading assets, at fair value
Derivative contracts	63,727	(9)	—		63,718
Corporate debt and preferred stock	22,286	—	—		22,286
Equities and convertible debentures	23,678	—	—		23,678
Non-U.S. governments and agencies	15,876	—	—		15,876
Mortgages, mortgage-backed, and asset-backed	8,291	—	—		8,291
U.S. Government and agencies	3,721	—	—		3,721
Municipals, money markets and physical commodities	6,044	—	—		6,044

	143,623	(9)	—		143,614

Investment securities	44,552	(5,797)	—		38,755

Securities received as collateral, at fair value	11,358	—	—		11,358

Receivables from Bank of America	3,015	—	8,922	(c)	11,937

Other receivables

Customers	26,424	(43)	—		26,381
Brokers and dealers	4,833	(61)	—		4,772
Interest and other	15,712	(1,198)	—		14,514

	46,969	(1,302)	—		45,667

Loans, notes, and mortgages	88,279	(49,060)	—		39,219

Equipment and facilities, net	2,654	(148)	—		2,506

Goodwill and other intangible assets	10,519	(1,090)	—		9,429

Other assets	23,985	(4,358)	—		19,627

Total Assets	$576,228	$(103,171)	$13,074		$486,131

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
(dollars in millions)

	June 30, 2009
	Merrill Lynch	Sale of ML	Proforma	Merrill Lynch
	Historical (a)	U.S. Banks (b)	Adjustments	Pro forma
LIABILITIES
Securities financing transactions
Payables under repurchase agreements	$63,748	$—	$—	$63,748
Payables under securities loaned transactions	20,065	—	—	20,065

	83,813	—	—	83,813

Short-term borrowings	1,934	(411)	—	1,523

Deposits	101,727	(86,757)	—	14,970

Trading liabilities, at fair value
Derivative contracts	39,758	(11)	—	39,747
Equities and convertible debentures	12,265	—	—	12,265
Non-U.S. governments and agencies	11,411	—	—	11,411
Corporate debt and preferred stock	1,078	—	—	1,078
U.S. Government and agencies	923	—	—	923
Municipals, money markets and other	899	(10)	—	889

	66,334	(21)	—	66,313

Obligation to return securities received as collateral, at fair value	11,358	—	—	11,358

Payables to Bank of America	31,756	—	—	31,756

Other payables
Customers	39,812	—	—	39,812
Brokers and dealers	9,447	—	—	9,447
Interest and other	24,915	(1,811)	—	23,104

	74,174	(1,811)	—	72,363

Long-term borrowings	162,965	(1,097)	—	161,868
Junior subordinated notes (related to trust preferred securities)	3,540	—	—	3,540

Total Liabilities	537,601	(90,097)	—	447,504

Total Stockholders’ Equity	38,627	(13,074)	13,074 (c)	38,627

Total Liabilities and Stockholders’ Equity	$576,228	$(103,171)	$13,074	$486,131

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(a)	Reflects Merrill Lynch’s historical condensed consolidated balance sheet.

(b)	Reflects Merrill Lynch’s transfer of the ML U.S. Banks’ assets and liabilities in connection with the sale of the ML U.S. Banks’ common stock to Bank of America.

(c)	Reflects the receipt of a note receivable from Bank of America equal to the net book value of MLBUSA and the receipt of cash from Bank of America equal to the net book value of MLBT-FSB as of the balance sheet date.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations (Unaudited)
(dollars in millions, except per share amounts)

	Fiscal Year Ended December 26, 2008
	Merrill Lynch	ML U.S. Banks			Merrill Lynch
	Historical	Historical	Pro forma		Pro forma
	Operating Results (a)	Operating Results (b)	Adjustments		Operating Results
Revenues
Principal transactions	$(27,225)	$399	$—		$(26,826)
Commissions	6,895	(19)	—		6,876
Managed accounts and other fee-based revenues	5,544	(673)	—		4,871
Investment banking	3,733	(61)	—		3,672
Earnings from equity method investments	4,491	(16)	—		4,475
Other	(10,065)	8,019	(4,307	)(c)	(6,353)

Subtotal	(16,627)	7,649	(4,307)		(13,285)
Interest and dividend revenues	33,383	(3,872)	239	(d)	29,750
Less interest expense	29,349	(1,680)	—		27,669

Net interest profit	4,034	(2,192)	239		2,081

Revenues, net of interest expense	(12,593)	5,457	(4,068)		(11,204)

Non-interest expenses
Compensation and benefits	14,763	(469)	—		14,294
Communications and technology	2,201	(62)	24	(e)	2,163
Brokerage, clearing, and exchange fees	1,394	(34)	—		1,360
Occupancy and related depreciation	1,267	(86)	10	(e)	1,191
Professional fees	1,058	(47)	—		1,011
Advertising and market development	652	(33)	—		619
Office supplies and postage	215	(15)	—		200
Other	2,402	(278)	—		2,124
Payment related to price reset on common stock offering	2,500	—	—		2,500
Goodwill impairment charge	2,300	—	—		2,300
Restructuring charge	486	(22)	—		464

Total non-interest expenses	29,238	(1,046)	34		28,226

Pre-tax (loss) from continuing operations	(41,831)	6,503	(4,102)		(39,430)
Income tax (benefit)	(14,280)	2,575	(1,682)		(13,387)

Net (loss) from continuing operations	$(27,551)	$3,928	$(2,420)		$(26,043)

Basic (loss) per common share from continuing operations (f)	$(24.82)				$(23.59)
Diluted (loss) per common share from continuing operations (f)	$(24.82)				$(23.59)
Average shares used in computing (losses) per common share
Basic	1,225.6				1,225.6
Diluted	1,225.6				1,225.6

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

Merrill Lynch & Co., Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
(dollars in millions)

	Six Months Ended June 30, 2009
	Merrill Lynch	ML U.S. Banks			Merrill Lynch
	Historical	Historical	Pro forma		Pro forma
	Operating Results (a)	Operating Results (b)	Adjustments		Operating Results
Revenues
Principal transactions	$4,263	$6	$—		$4,269
Commissions	2,733	(9)	—		2,724
Managed accounts and other fee-based revenues	2,121	(325)	—		1,796
Investment banking	1,468	(14)	—		1,454
Earnings from equity method investments	94	(21)	—		73
Other	1,043	(271)	—		772

Subtotal	11,722	(634)	—		11,088
Interest and dividend revenues	6,819	(1,583)	61	(d)	5,297
Less interest expense	6,424	(337)	—		6,087

Net interest profit	395	(1,246)	61		(790)

Revenues, net of interest expense	12,117	(1,880)	61		10,298

Non-interest expenses
Compensation and benefits	6,436	(218)	—		6,218
Communications and technology	894	(29)	11	(e)	876
Occupancy and related depreciation	553	(42)	3	(e)	514
Brokerage, clearing, and exchange fees	492	(16)	—		476
Advertising and market development	159	(13)	—		146
Professional fees	248	(15)	—		233
Office supplies and postage	77	(5)	—		72
Other	902	(251)	—		651

Total non-interest expenses	9,761	(589)	14		9,186

Pre-tax earnings from continuing operations	2,356	(1,291)	47		1,112
Income tax expense	516	(466)	19		69

Net earnings from continuing operations	$1,840	$(825)	$28		$1,043

Basic earnings per common share from continuing operations (g)	N/A				N/A
Diluted earnings per common share from continuing operations (g)	N/A				N/A

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
OPERATIONS
(a)	Reflects Merrill Lynch’s historical condensed consolidated statements of operations.

(b)	Reflects the elimination of the historical revenues and expenses of the ML U.S. Banks from Merrill Lynch’s historical operating results.

(c)	Reflects an adjustment for losses on intercompany sales to other Merrill Lynch entities of MLBUSA’s available-for-sale securities that were reported within MLBUSA’s stand alone financial statements for fiscal year 2008. The intercompany losses were eliminated in consolidation within Merrill Lynch’s historical operating results.

(d)	Represents interest imputed on the note receivable from Bank of America in connection with the sale of MLBUSA. Interest was imputed as if the sale had occurred on December 29, 2007, the first day of Merrill Lynch’s 2008 fiscal year.

(e)	Reflects adjustments associated with certain allocated costs related to the ML U.S. Banks. Such allocated costs will be retained by Merrill Lynch as they represent certain corporate expenses that will not be transferred with the ML U.S. Banks in connection with the sale to Bank of America.

(f)	Includes the impact of preferred stock dividends of $2,869 million for the fiscal year ended December 26, 2008.

(g)	Earnings per share data is not provided for the six months ended June 30, 2009 as Merrill Lynch was a wholly-owned subsidiary of Bank of America during that period.